CREATING A PREMIER CNS
BIOPHARMACEUTICAL COMPANY

Gosse B. Bruinsma, M.D.

President and Chief Executive Officer

Axonyx Inc.

Neil M. Kurtz. M.D.

President and Chief Executive Officer

TorreyPines Therapeutics, Inc.

June 8, 2006

Safe Harbor

Statements made in this presentation related to the business outlook and future financial performance of the Axonyx and TorreyPines Therapeutics merger, to the development and commercialization of each Company’s drug candidates, and to the Company’s expectations in connection with any future event, condition, performance or other matter, are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements.  Additional economic, competitive, governmental, technological, marketing and other factors identified in Axonyx’s filings with the SEC, including without limitation Axonyx Inc.’s annual report on Form 10-K, could affect such results.

Additional Information about the Merger and
Where to Find It

In connection with the Merger, Axonyx Inc. and TorreyPines Therapeutics, Inc. intend to file relevant materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement.  Investors and security holders of Axonyx and TorreyPines Therapeutics are urged to read these materials when they become available because they will contain important information about Axonyx Inc., TorreyPines Therapeutics, Inc. and the merger.  The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Axonyx with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Axonyx by directing a written request to:  Axonyx Inc., 500 Seventh Avenue, 10th Floor, New York, NY  10018, Attention:  Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Axonyx Inc. and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Axonyx Inc. in connection with the merger.  Information about those executive officers and directors of Axonyx and their ownership of Axonyx’s common stock is set forth in Axonyx’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Axonyx and its executive officers and directors in the merger by reading the proxy statement and prospectus regarding the merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

TorreyPines Therapeutics / Axonyx At a Glance

Axonyx Inc.

Public company (NASDAQ: AXYX)

Franchise in AD

Three compounds in or about to enter the clinic

Cash/equivalents position as of 3/31/06: $54M

TorreyPines Therapeutics, Inc.

Private company

$70M raised to date from institutional investors in three rounds

Investor base: Alta Partners, GIMV, Advent International,
Johnson & Johnson, Novartis Venture Fund, S.R. One Ltd.,
Eisai Co., Ltd., NIF Ventures, Sorrento Associates

Franchise in migraine, chronic pain and Alzheimer’s Disease
(AD)

Five compounds in or about to enter the clinic

Seasoned management team with track record of bringing
pharmaceuticals to market

Cash/equivalents position as of 3/31/06: $27M

Key Terms of the Transaction

Tax-free stock for stock merger

Pro forma ownership of combined company

Approximately 58% TorreyPines Therapeutics shareholders

Approximately 42% Axonyx shareholders

In addition, TorreyPines preferred shareholders receive
warrants to purchase combined company shares that, if fully
exercised at closing, give TorreyPines shareholders
approximately 62% of the combined company.  These
warrants will have an exercise price of $1.04, approximately
110% of the Company’s recent stock price

Relative percentages adjusted if either party out-licenses one or more product candidates prior to closing

Subject to customary and other closing conditions including
shareholder approval

Name of new entity: TorreyPines Therapeutics, Inc.

Anticipated NASDAQ ticker symbol: TPTX

Investment Highlights

CNS focused company with 8 product candidates
in or about to enter clinic

Large market opportunities with focus on
migraine, chronic pain and Alzheimer’s Disease
(AD)

Discovery operation with exclusive focus on AD

Seasoned management team with proven track
record in CNS

Numerous milestones over next 12 months

Strong balance sheet with a combined pro forma
total of more than $80M cash at 3/31/06

Combined Company Executive Team

Ingenix, Worldwide Clinical Trials,
Hoechst, Cephalon

Michael Murphy, M.D., Ph.D.
  SVP, Discovery &  Development, CMO

Steven Wagner, Ph.D.
CSO, Scientific Co-founder

Purdue Pharma, Ingenix, Worldwide
Clinical Trials, Bayer, Wyeth (Ayerst)

Evelyn Graham, M.B.A.
COO

MitoKor, Price Waterhouse

Craig Johnson

VP Finance & CFO

Ingenix, Co-founder Worldwide Clinical
Trials, Boots, Bayer, BMS, Merck

Neil Kurtz, M.D.

President and CEO

Background

Name and Title

SIBIA Neurosciences, UCI

Significant Market Opportunity

AD $18B

Pain $36B

Migraine $2B

AD and Pain Markets each represent multi-billion
dollar opportunities

Source: Industry Reports, 2005

Combined Company Product Pipeline

Preclinical

Phase I

Phase II

Phase III

Phenserine

Acetylcholinesterase Inhibitor

Posiphen™

Beta-amyloid inhibitor

NGX267

M-1 Agonist

Alzheimer’s Disease Franchise

NGX292

M-1 Agonist

NGX555

-Secretase modulator

Discovery

Migraine, Chronic Pain Franchise

Tezampanel

AK Antagonist

NGX426

AK Antagonist

BNC (Bisnorcymserine)

Butyrylcholinesterase Inhibitor

Tezampanel

Novel parenteral AMPA/Kainate receptor antagonist

Potent and selective agent for pain with unique
pharmacology

Non-opioid

Non-vascular

Completed 2 Phase I and 5 Phase II studies
involving more than 200 subjects

Demonstrated safety and efficacy as treatment for
migraine and neuropathic pain

Initial indication: migraine

NGX426

Oral version of tezampanel

Initial indication: migraine

Follow-on indication: chronic neuropathic pain

Tezampanel and NGX426 build a strong franchise
across multiple segments of the chronic pain market

Alzheimer’s Disease Franchise

Robust pipeline with 6 AD product candidates

Product candidates have multiple and different
Mechanisms of Action

Potential to treat broad continuum of AD and
cognitive impairment markets

Phenserine

Dual Mechanism of Action suggests potential to
improve memory and cognition as well as slow
disease progression

Acetylcholinesterase inhibition

beta-amyloid inhibition

Recent data suggests brain volume preservation
effects while lowering beta-amyloid load

Statistically significant improvement in memory and
cognition of AD patients treated 12-26 weeks in
combined analysis of curtailed Phase III trials

Active out-licensing

1/4/06 exclusive license for the treatment of AD to
Daewoong Pharmaceutical Company for South Korea

Posiphen

Positive isomer of Phenserine appears to decrease
formation of beta-amyloid which may slow disease
progression

Studies in mice demonstrate up to 50% reduction in
brain amyloid levels following 7 and 21 days

Beta-amyloid effects are dose-dependent

Phase I program ongoing

Plasma levels achieved in humans exceed those
needed to significantly reduce amyloid levels in mice

Posiphen can be dosed higher than Phenserine

NGX267

Selective muscarinic agonist for treatment of AD

Two Phase I studies completed

Potential disease modifying effect demonstrated
preclinically

Lowered brain levels of Aß-42

Prevented formation of amyloid plaques and
neurofibrillary tangles which are hallmarks of AD

Improved cognitive performance

Data support potential to treat cognitive
impairment associated with schizophrenia

Preclinical Alzheimer’s Disease Pipeline

Pipeline addresses entire continuum of AD

BNC intended for severe AD market

NGX292 intended for mild-to-moderate AD and
disease progression

NGX555, discovered by TorreyPines Therapeutics,
targets disease progression

Anticipated 12-Month Milestones

Migraine, Chronic Pain Franchise

Tezampanel to enter into Phase II study for treatment
of migraine

IND to be filed for NGX426 and start Phase I study

AD Franchise

Complete ongoing Phase I studies with Posiphen for
AD progression

Data from Phase I single dose study of NGX267 in
healthy elderly

Begin multiple dose Phase I study with NGX267

Initiate Phase I study with BNC (Bisnorcymserine)

Investment Highlights

CNS focused company with 8 product candidates
in or about to enter clinic

Large market opportunities with focus on migraine,
chronic pain and Alzheimer’s Disease (AD)

Discovery operation with exclusive focus on AD

Seasoned management team with proven track
record in CNS

Numerous milestones over next 12 months

Strong balance sheet with a combined pro forma
total of more than $80M cash at 3/31/06

For Additional Information

For additional information, please visit:

           www.axonyx.com

           www.torreypinestherapeutics.com